Supplement dated Nov. 18, 2003 to the following prospectuses:
  American Express Innovations(SM) Variable Annuity dated Nov. 6, 2003 - 45273 F American Express Innovations(SM) Classic Variable Annuity
                          dated Nov. 6, 2003 - 45281 E

The AEL One-Year Fixed Account and Guarantee Period Accounts (GPAs)

For contracts with applications signed on or after Dec. 5, 2003, the amount of any purchase payment allocated to the AEL One-Year Fixed Account cannot exceed 30% of the purchase payment. The amount of any purchase payment allocated to the GPAs is not subject to this 30% limit in those states where we offer GPAs that do not require payment of a statutory minimum guaranteed interest rate.

In all other states, the amount of any purchase payment allocated to the GPAs and the AEL One-Year Fixed Account in total cannot exceed 30% of the purchase payment.

Please ask your sales representative which contract feature applies to you.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.